SEACOR Marine Holdings Inc.

SEPTEMBER 2018

PARETO SECURITIES' 25TH OIL & OFFSHORE CONFERENCE

John Gellert, President and Chief Executive Officer
Jesús Llorca, Executive Vice President and Chief Financial Officer

Forward-Looking Statement

SEACOR Marine

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as "anticipate," "estimate," "expect," "project," "intend," "believe," "plan," "target," "forecast" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating expenses excluding leased-in equipment, "DVP") when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company's fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

Who We Are

SEACOR Marine

- Owner and operator of offshore support vessels
- Global presence across five continents
- Competitive fleet, well positioned for market upturn
- Strong reputation with diverse customer base
  - Supermajors, independents and national oil companies
- Solid financial position
- Seasoned management team
- NYSE: SMHI

Our Strategy

SEACOR Marine

- Leverage economies of scale and scope across global platform and wide customer base
- Targeted go-to-market strategy matching customer needs with vessel type by region
  - Crew Transfer
  - Maintenance and Decommissioning
  - Offshore Wind
  - Standby Safety – North Sea
  - Shelf PSV Support
  - Middle East and Mexico
- Disciplined capital allocation for highest return investments
- Selective acquisition of offshore assets
- Maintain solid financial position and liquidity throughout cycles

Investment Highlights

SEACOR Marine

- Increased Direct Vessel Profit over past four quarters
  - Fleet utilization increasing and dayrates rising
- Continuous fleet up-grading improves marketing success
  - Focus on high – value services
- Access to all major offshore markets provides competitive intelligence
- Diversified assets, customer base and geographic presence provide offensive and defensive advantages
- Significantly strengthened balance sheet by reducing leverage and extending debt maturities
- Well positioned to capitalize on Mexican energy reform
- Higher, more stabilized commodity prices and robust global economy
- Consolidation has improved competitive landscape
- Scrapping of older vessels and long-term lay-up continue to reduce marketed supply

SEACOR Marine is ideally positioned to capitalize on market upturn

SEACOR Marine

Four Consecutive Quarters of Growth


($ in millions)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
527%
24%
15%
10%
$1.5
$9.4
$11.7
$13.4
$14.7
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
GROWTH

[1] DVP is a non-GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

Improving Dayrates and Fleet Utilization

SEACOR Marine

Average Rates Per Day Worked


$5,649
$8,431
$6,006
$8,565
$6,435
$8,583
$7,001
$9,071
$7,324
$9,742
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Total Fleet
Total Fleet (excluding wind farm utility)

Fleet Utilization (%)


56%
43%
60%
49%
56%
51%
53%
50%
62%
58%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Total Fleet
Total Fleet (excluding wind farm utility)

Customer Demands	SMHI Solutions
Crew Transport	FSVs
Infrastructure Maintenance	Liftboats
Emergency Response & Rescue	Standby Safety Vessels
Windfarm Crew Transport	Windfarm Utility Vessels
Anchor-handling & Towing	AHTS Vessels

COMPETITIVE TARGETING TO CUSTOMER NEEDS

SEACOR Marine's Demand Drivers:
Stable production and maintenance plus decommissioning, P&A and drilling

SEACOR Marine

		Oil and Gas							
Vessel type	**Offshore Wind**	**Crew Transfer**	**Decommissioning**	**Maintenance**	**Plug & Abandonment**	**Production**	**Development Drilling**	**Exploration Drilling**	**SMHI vessels**
Liftboat	X		X	X	X	X			21
PSV (<3,500DWT) *				X		X	X	X	23
PSV (>4,000DWT)						X	X	X	6
FSV		X		X		X	X	X	49
AHTS					X	X	X	X	13
Standby			X	X	X	X	X	X	21
Windfarm Utility (WFUV)	X	X	X	X	X	X			42
RECOVERY STAGE IN CYCLE **	N/A	EARLY	EARLY	EARLY	MID	MID	MID	FULL	

DIVERSIFIED FLEET: POSITIONED TO MEET CURRENT DEMAND AND CAPITALIZE ON EARLY AND LATER STAGES OF MARKET RECOVERY

As of July 31st, 2018. Excludes four specialty vessels.
* Vessels of less than 2,500 DWT in this category are also referred to in this presentation as "shelf PSVs" or "handy size PSVs."
** Based on the company's evaluation of recovery cycle.

Strength Through Diversification

SEACOR Marine

Percentage of Total Revenue by Region*


United States (primarily Gulf of Mexico) 18%
West Africa 19%
Middle East and Asia 21%
Brazil, Mexico, Central and South America 11%
Europe (primarily North Sea) 31%

Percentage of Total Revenue by Vessel Class*


Other 2%
AHTS 4%
Fast Support Vessels 26%
Supply 7%
Standby Safety 22%
Wind Farm 10%
Liftboats 29%

* As of June 30, 2018.

Access to All Major Offshore Markets

GLOBAL REVENUE BASE / SIGNIFICANT SCALE / ACCESS TO ALL MAJOR OFFSHORE MARKETS



United Kingdom
(standby/supply)
22
North Sea
(Wind Farm Utility)
40
United States
43
Mexico
19
Central and
South America
(ex Brazil)
2
Brazil
2
West Africa
19
Middle East
30
Asia
2

* As of June 30, 2018.

Methodical Investment/Divestment Strategy

SEACOR Marine

- $230 million selectively invested over past 2 ½ years ahead of upturn
  - 33 vessels added to fleet
  - Deep discounts to replacement value
    - Distressed sales and JV structures
    - Minimal capital deployed/non-recourse debt delivering flexibility
  - Southeast Asia, West Africa, U.S. Gulf of Mexico
  - Liftboats, PSVs, FSVs, WFUVs
- Engineering services, turnkey projects, windfarm installation/maintenance
- 49% increase in net book value since end of 2016
- Divestment of 28 older vessels over last 2 ½ years; $52 million raised for reinvestment
- Financial flexibility supports further investments

Upgrading Fleet At Deep Discounts to Boost Returns

While Minimizing Risk

Technology is Key Competitive Differentiator

SEACOR Marine

- SEACOR Marine operates a diversified and versatile fleet of 179 vessels, including:
  - Diesel Electric AHTS Vessels
  - DP2 FSVs
  - Catamarans
  - Liftboats
  - Platform Supply Vessels
  - Windfarm Support Vessels

- Hybrid power technology
  - Energy Storage System produces significant advantages over regular Diesel Electric PSVs
  - New lithium battery power technology and integration
  - Improves vessel efficiency
  - Lowers cost through reducing fuel consumption
  - Reducing emissions by as much as 20 percent
  - Classification society approved


WME


SEACOR MAYA

JVs – Hidden Value & Meaningful Asset Base

SEACOR Marine

- Strategic use of joint ventures/partnerships to:
  - Share project finance risk: limited partnerships in U.S., Norway and China (8 vessels in service)
  - Improve risk adjusted return
  - Enhance market coverage: Angola, Saudi Arabia, Egypt, Mexico
- Largest JV - **MEXMAR**
  - Substantial asset base: 15 owned & operated vessels
  - Critical contractor to Pemex - main provider of deepwater PSVs
  - Fully compliant with local content / cabotage regulations (increasingly important)
  - Well positioned to capitalize on Mexican energy reform: international oil companies – Mexico growth opportunity



MEXMAR	2013	2014	2015	2016	2017	H1 2018
Dayrate	13,656	14,336	13,927	14,625	14,431	13,693
Utilization	95%	92%	94%	88%	85%	89%
Avail. Days	4,371	4,972	5,991	5,456	5,475	2,715
Revenue ($'000s)	56,616	65,339	78,363	70,521	67,003	32,960
DVP ($'000s)[1]	27,142	29,154	40,152	36,483	41,342	21,184
NBV of Fleet ($'000s)	111,021	144,961	188,609	209,477	193,842	190,155
DEBT ($'000s)	67,136	75,064	116,154	104,097	109,076	100,664
SMHI JV EARNINGS, NET OF TAX ($'000s)	4,199	4,501	5,650	3,556	10,103	2,507
SMHI JV INVESTMENT ($'000s)	28,564	36,309	50,163	63,404	60,980	63,658

Equity Pick-Up of SMHI's 49% Share in MEXMAR

* As of June 30, 2018.

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

Montco JV – Expanded Growth Opportunity

SEACOR Marine

Created Leading Position in Worldwide Liftboat Market

- Closed joint venture with Montco Offshore in 1Q18 combining Montco and SEACOR Marine's liftboat fleets into a new entity
  - Expanded and enhanced SEACOR Marine's offering in liftboat and premium PSV markets worldwide
    - Integrated six U.S. flag liftboats to the SEACOR Marine fleet
    - Added two high end newbuild international liftboats, well suited to decommissioning and wind farm installation activities
  - $140.5 million increase in property, plant and equipment
  - Provides access to experience in engineering services, turnkey projects, and wind farm installation
  - Liftboat utilization increased to 43% in 2Q18

- BETTER POSITIONED TO MEET EVOLVING CUSTOMER DEMANDS
  - Approx. 700 platforms planned to be removed in U.S. GOM in next 5 yrs (avg. 130/yr)
  - Approx. 1,200 platforms in Asia Pacific region; majority over 20 yrs. age and in shallow water depth
  - Expansion in offshore windfarms in U.S. and internationally

Strengthened Balance Sheet

SEACOR Marine

Ratio of long-term debt[1] as a % of capital


46%
39%
Q1 2018
Q2 2018

- Raised aggregate gross proceeds of $56.9 million from successful private placement of common stock and warrants
- Completed conversion of $50 million aggregate principal of the Convertible Senior Notes into warrants for the purchase of 1,886,792 shares of common stock
- Extended $125.0 million aggregate principal amount of Convertible Senior Notes by one year into 2023
- Total liquidity of $133.6 million as of 30 June 2018[2]
- $200 million+ of contract revenue backlog[3]

[1] Total debt includes $115.5 million of guaranteed debt and $125 million of non-recourse debt.
[2] Total liquidity includes construction reserve funds of $38.2 million classified as non-current assets and $7.3 million available under subsidiary credit facilities.
[3] Contract revenue backlog is our expectation of revenues to be generated from existing and uncompleted contracts assuming that such contracts are not cancelled, suspended or terminated prior to expiration of their current term or otherwise modified in a manner that would affect revenue expected under the contract.

Manageable Debt Maturity Schedule


($ in millions)
$300
$250
$200
$150
$100
$50
$0
No major debt maturities until 2023
$11.4
$53.2
$18.4
$44.9
$43.3
$240.5
$115.5 Recourse
$125.0 Non-recourse
2018
2019
2020
2021
2022
Years subsequent to 2022

Declining Capital Expenditures

SEACOR Marine

Trend of Historical CAPEX Spending and CAPEX Commitments*



($ in millions)
$120
$100
$80
$60
$40
$20
$0
$111.5
$83.5
$87.7
$100.9
$69.0
$28.2
2H18
1H18
$21.6
$9.0
2013
2014
2015
2016
2017
2018
2019
2020
CAPEX Spending ($mm)
CAPEX Commitments ($mm)

* As of June 30, 2018.

Steady Improvement in Net Book Value


($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$418.1
$619.7
$723.4
2016
2017
2018 YTD

* As of June 30, 2018. Excludes unconsolidated joint ventures.

Investment Highlights

SEACOR Marine

- Increased Direct Vessel Profit over past four quarters
  - Fleet utilization increasing and dayrates rising
- Continuous fleet up-grading improves marketing success
  - Focus on high – value services
- Access to all major offshore markets provides competitive intelligence
- Diversified assets, customer base and geographic presence provide offensive and defensive advantages
- Significantly strengthened balance sheet by reducing leverage and extending debt maturities
- Well positioned to capitalize on Mexican energy reform
- Higher, more stabilized commodity prices and robust global economy
- Consolidation has improved competitive landscape
- Scrapping of older vessels and long-term lay-up continue to reduce marketed supply

SEACOR Marine is ideally positioned to capitalize on market upturn

SEACOR Marine Holdings Inc.

THANK YOU

Q&A

SEACOR Marine Holdings Inc.

APPENDIX

Fast Support Vessels ("FSV")
Unique Assets – Unique Position
49 Operated Vessels: 40 Owned, 1 Leased-In, 5 Joint-Ventured & 3 Pooled

Favorable supply dynamics, unique assets/service, cost savings for customers – SMHI MARKET LEADER

- Aluminum hull vessels built for speed (20 to 40+ knots)
- New U.S. capacity is constrained by Clean Air Act emissions requirements
- Evolving designs and operating protocols:
  - Enhanced passenger comfort
    - Airline style pod seating on tracks to configure to customer preference
    - USB charging port at each seat
    - LED lighting
  - On board meal service and snack bar
  - Scheduled passenger trips

- Efficiencies: potential 50% savings vs. helicopter
- Growing demand: 30,000 passengers per month worldwide
  - Safe offshore transport method: no history of catastrophic losses
- Transfer technology rapidly improving ("walk to work"): more markets accessible
- No other company has comparable asset base in this category







> **"A safe, reliable and innovative solution for offshore crew passenger transfer"**
> **"A win-win for everyone who works offshore"**
> Saudi Aramco Newsletter, March 8, 2017

FSV's (2): Stable Earning Capacity within Market Cycle

SEACOR Marine

- Long Term Charters in International markets
  - Crew Transport deeply integrated into customers operations
- Early mover advantage: pioneered use of catamarans in offshore – 6 cats in operation, 40+ knot speed
- Margin improvement drivers:
  - Aging fleet of laid-up vessels
  - Distinctive features of SEACOR Marine's fleet: comfort, jet propulsion, DP

Owned & Leased	2013	2014	2015	2016	2017[1]	H1 2018
Dayrate	8,108	9,235	9,069	7,740	7,729	7,321
Utilization	88%	75%	67%	60%	47%	57%
Avail. Days	11,701	10,045	8,460	9,967	14,645	7,600
Revenue ($'000s)	85,370	70,419	52,272	46,527	53,566	30,754
DVP ($'000s)[2]	38,507	25,824	18,872	22,478	8,052	9,310
DVP Margin %[3]	45%	37%	36%	48%	15%	30%
Lease Expense ($'000s)	8,460	7,513	6,099	5,711	2,236	684
NBV ($'000s)	99,789	119,160	161,206	178,815	334,885	321,756

[1] Includes $4.0 million in main engine overhaul costs.
[2] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[3] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

Liftboats – Full Well Cycle Services, Growing Demand

21 Operated Vessels: 19 Owned & 2 Joint Ventured

SEACOR Marine

U.S. focus, increasing activity, developing U.S. offshore wind farm market

- Self-propelled, self-elevating stable work platforms. Operations in:
    - U.S. GOM (16 vessels)
    - Latin America (3 vessels)
    - Middle East (2 vessels)
- Mission flexible for shelf locations: well intervention and workover; construction; platform maintenance and repair; diving operations; accommodations; and plug and abandonment / platform decommissioning
- Wind farm installation and maintenance
- Differentiating features: leg length, crane capacity, deck area and accommodations, international market access
- Capacity discipline: no order book in U.S., last vessel delivered in 2015







Owned & Leased	2013	2014	2015	2016	2017	H1 2018
Dayrate	22,998	23,074	20,524	14,795	13,463	18,022
Utilization	72%	65%	28%	5%	19%	37%
Avail. Days	6,158	5,475	5,475	5,490	5,390	3,570
Revenue ($'000s)	101,952	82,640	31,706	3,959	15,224	26,239
DVP ($'000s) [1]	45,200	28,258	(3,842)	(5,531)	(5,252)	10,413
DVP Margin %[2]	44%	34%	-	-	-	40%
Lease Expense ($'000s)	108	1,662	2,464	2,545	2,515	1,282
NBV ($'000s)	128,582	97,354	86,610	58,909	142,343	271,339

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

Windcat - Positioning for Offshore Wind
Augmenting Core Competence in Passenger Transport
42 Operated Wind Farm Utility Vessels ("WFUV"): 38 Owned & 4 Joint-Ventured

SEACOR Marine

Stable, recurring business in a non-traditional offshore market

- Aluminum hull catamarans, critical for maintaining offshore wind turbines
  - Capacity: from 12 to 24 passengers per vessel[1]
- Largest operator of WFUV's with active presence in all relevant offshore wind energy markets in Europe
- Customer/credit profile: mainly large utility companies
- Growth drivers/opportunities: Europe still expanding, new projects in China, the United States[2], and Arabian Gulf



Owned & Leased	2013	2014	2015	2016	2017	H1 2018
Dayrate	2,303	2,608	2,482	2,290	2,171	2,319
Utilization	90%	90%	84%	75%	79%	68%
Avail. Days	11,616	11,741	12,575	13,270	13,505	6,787
Revenue ($'000s)	24,127	27,695	26,097	22,735	25,131	11,639
DVP ($'000s)[3]	12,749	12,755	12,757	11,638	12,976	4,481
DVP Margin %[4]	53%	46%	49%	51%	52%	39%
Lease Expense ($'000s)	410	61	14	402	64	22
NBV ($'000s)	50,846	44,862	39,667	31,251	25,618	27,092



Small boats, Stable Business

[1] There is one (1) WFUV in fleet that can carry up to 50 passengers.
[2] There are two (2) WFUV in fleet that are Jones Act compliant and could be redeployed to US offshore wind market.
[3] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[4] Direct Vessel Profit Margin ("DVP Margin %") is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

Standby Safety (“SBSV”)
Steady Demand
21 Operated Vessels: 19 Owned & 2 Joint-Ventured

SEACOR Marine

- Regulatory mandated emergency rescue service
- Complex Logistics: contracts require coverage of manned installations and platforms 24/7/365
- SMHI operations concentrated in southern sector of UK North Sea
- Opportunity: Market with few participants and probable consolidation



Owned & Leased	2013	2014	2015	2016	2017	H1 2018
Dayrate	9,945	10,819	10,293	9,121	8,479	9,107
Utilization	88%	87%	84%	79%	81%	79%
Avail. Days	8,760	8,760	8,760	8,117	7,282	3,595
Revenue ($'000s)	76,262	82,531	75,884	58,363	50,362	25,921
DVP ($'000s)[1]	12,525	16,567	13,964	10,426	8,531	3,032
DVP Margin %[2]	16%	20%	18%	18%	17%	12%
Lease Expense ($'000s)	336	-	-	-	-	-
NBV ($'000s)	38,293	33,195	28,728	21,416	20,811	19,133



Opportunity to capitalize on cycle: consolidation and vessel conversions from offshore vessels acquired at deeply discounted prices

[1] Direct Vessel Profit (“DVP”) is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[2] Direct Vessel Profit Margin (“DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

Anchor Handling Towing Supply ("AHTS")
High Optionality in U.S. & Operating Leverage

13 Operated Vessels: 6 Owned, 4 Leased-In, 1 Joint-Ventured & 2 Managed

- U.S. GOM is SEACOR Marine's primary AHTS market – 6 vessels
  - Two operators in U.S.
  - No deliveries since 2012; no newbuilds under construction or on order
- Utilization depressed, rates "acceptable": incremental activity highly accretive to results
- Recovery drivers: Drilling and
  - Plug and abandonment / Decommissioning in midwater depths
  - Supply role
  - Safety standby: moored installation support during weather events
  - Jackup support
  - Salvage





Owned & Leased	2013	2014	2015	2016	2017	H1 2018
Dayrate	26,539	25,839	27,761	18,953	10,810	11,634
Utilization	74%	80%	59%	31%	22%	22%
Avail. Days	6,205	5,998	5,475	5,777	5,110	2,126
Revenue ($'000s)	122,270	126,139	95,333	38,217	12,314	6,846
DVP ($'000s) [1]	56,286	61,927	49,322	13,389	(1,743)	(1,480)
DVP Margin %[2]	46%	49%	52%	35%	-	-
Lease Expense ($'000s)	5,215	5,561	7,313	7,527	7,470	3,713
NBV ($'000s)	202,096	148,816	133,173	45,100	24,063	19,666

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 33 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

Current book value approx. 20% of estimated replacement cost

"Handy" Size PSVs:
Overlooked Segment with relatively few newbuildings
8 Operated Vessels Built since 2014 : 7 Joint-Ventured & 1 Owned

SEACOR Marine

- "Handy" is < 2,500 tons deadweight, and length < 230 feet
  - Prior series built of handy size:
    - 6 vessels 201 feet; one sold in 2015, 5 remaining all active
    - 3 vessels 221 feet; all active
  - Current series under constructions: 3 vessels of 221 feet
- U.S. built:
  - Competitive in international markets
    - 2 in Mexico
    - 1 in West Africa
    - 2 in Middle East
    - 3 in U.S.
  - Extra accommodation: 36+ person
  - Small envelope, big capacities
  - Special features: 3 of vessels in this size SPS class[1] compliant (3 on order)




SEACOR COURAGEOUS

Ideal for shelf operations: access to shallow water ports, jackup support and delivery to small platforms

[1] Special Purpose Ship class vessels are built to comply with the IMO Code of Safety for Special Purpose Ships 2008. No other PSV's in this size category worldwide are SPS compliant.

CAPEX
Focused on Underserved / Growing and Evolving Niches

SEACOR Marine

Building Vessels Unique to Market: Capitalizing on Downturn, Strengthening Position in Niche Businesses

- Four Fast Support Vessels
  - Build to meet current and growing demand for efficient and comfortable crew transport
  - Grandfathered under U.S. emission requirements. No additional capacity being added
  - Deferring deliveries possible: SMHI can adjust CAPEX to demand and liquidity needs
- Three Handy Size Supply Vessels
  - First two vessels of series sold to Mexmar JV and employed on long-term charters with Pemex.
  - Underserved market. Good employment prospects





	2018		2019				2020				Deferred	
	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4		Total
Fast Support	-	-	1	-	-	-	1	-	-	-	2	4
Supply	-	1	-	-	1	-	1	-	-	-	-	3
Wind farm utility	1	1	-	1	-	-	-	-	-	-	-	3
Capital Commitments (in millions)	$12.7		$21.6				$9.0				$20.8	$64.1

SMHI – Balance Sheet Highlights – Liquid, Stable and Positioned for Growth

SEACOR Marine

(in millions)	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Jun-18
Cash + Construction Reserve Funds	267.9	218.8	175.8	155.6	108.1	124.4
Restricted Cash	1.8	1.8	1.6	2.3	2.3	1.9
Marketable Securities	0.8	0.7	-	-	-	-
Available Liquidity	**270.6**	**221.3**	**177.4**	**157.9**	**110.4**	**126.3**
NBV of Equipment	554.7	611.3	645.5	619.7	740.0	723.4
Construction in Progress	83.7	90.3	60.6	70.2	80.7	82.3
Investment in Joint Ventures	114.8	100.7	90.0	92.2	112.2	115.4
Outstanding Debt (Current and Long-Term)[1]	301.0	315.5	316.7	314.9	428.1	371.8
SMHI Stockholders' Equity	537.9	501.2	482.0	508.2	472.0	551.4
Non-Controlling Interests	22.8	17.8	16.0	15.0	31.2	29.5

[1] Total debt includes $115.5 million of guaranteed debt and $125 million of non-recourse debt.

Debt Issue:	Jun-18	2018	2019	2020	2021	2022	2023	Thereafter
Carlyle Convertible Notes	125.0	-	-	-	-	-	125.0	-
Falcon Global (Intl. Liftboats)	51.9	3.0	5.9	5.9	6.0	31.1	-	-
Falcon Global USA (Liftboats)	126.1	-	-	8.0	9.7	9.7	9.7	89.0
Sea-Cat Crewzer I & II (Catamarans)	37.1	2.2	34.9	-	-	-	-	-
Sea-Cat Crewzer III (Newbuild Cats)	27.8	1.2	2.4	2.5	2.4	2.5	2.5	14.3
Windcat Workboats	25.5	-	-	-	25.5	-	-	-
Liftboat Acquisition Notes	12.0	4.0	8.0	-	-	-	-	-
Other	6.3	1.0	2.0	2.0	1.3	-	-	-
Outstanding Principal	**411.7**	**11.4**	**53.2**	**18.4**	**44.9**	**43.3**	**137.2**	**103.3**
Discount/Issuance Costs	(39.9)							
Outstanding Debt	**371.8**							

SMHI – Reconciliation of Consolidated Direct Vessel Profit (DVP) to Operating Income (Loss)

SEACOR Marine

	2013	2014	2015	2016	2017	H1 2018
Time Charter Statistics:						
Average Rates Per Day	$ 11,609	$ 12,011	$ 10,079	$ 7,114	$ 5,972	$ 7,174
Fleet Utilization	83%	81%	69%	54%	54%	58%
Fleet Available Days	55,042	51,047	47,661	48,161	49,338	25,129
Operating Revenues:						
Time charter	$ 531,425	$ 495,112	$ 330,890	$ 186,327	$ 160,545	$ 103,968
Bareboat charter	3,587	4,671	8,598	8,833	4,636	2,299
Other marine services	32,251	30,161	29,380	20,476	8,602	6,155
	$ 567,263	$ 529,944	$ 368,868	$ 215,636	$ 173,783	$ 112,422
Direct Costs and Expenses:						
Operating:						
Personnel	190,058	188,284	150,606	95,144	81,500	46,409
Repairs and maintenance	50,853	49,304	36,371	21,282	27,655	16,143
Drydocking	46,944	38,625	17,781	7,821	9,035	5,369
Insurance and loss reserves	16,950	14,108	9,898	5,682	6,524	3,124
Fuel, lubes and supplies	30,253	28,723	20,762	12,088	12,032	7,667
Other	18,031	18,569	18,045	7,331	9,905	5,616
	353,089	337,613	253,463	149,348	146,651	84,328
Direct Vessel Profit (Loss)	**214,174**	**192,331**	**115,405**	**66,288**	**27,132**	**28,094**
Other Costs and Expenses:						
Operating:						
Leased-in equipment	28,956	27,479	22,509	17,577	12,948	5,665
Administrative and general	60,279	58,353	53,085	49,308	56,217	28,339
Depreciation and amortization	65,424	64,615	61,729	58,069	62,779	37,918
	154,659	150,447	137,323	124,954	131,944	71,922
Gains(Losses) on Asset Dispositions and Impairments	28,664	26,545	(17,017)	(116,222)	(23,547)	(1,588)
Operating Income (Loss)	**$ 88,179**	**$ 68,429**	**$ (38,935)**	**$ (174,888)**	**$ (128,359)**	**$ (45,416)**

SEACOR Marine

John Gellert – President, Chief Executive Officer, and Director

Mr. Gellert has been President and Chief Executive Officer since our formation and a member of our board of directors since June 1, 2017. In his previous appointment, Mr. Gellert was Co-Chief Operating Officer of SEACOR Holdings Inc. since February 23, 2015, and from May 2004 to February 2015, Mr. Gellert was Senior Vice President of SEACOR Holdings Inc. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings Inc.'s Offshore Marine Services segment, a capacity in which he served until his current appointment. From June 1992, when Mr. Gellert joined SEACOR Holdings Inc. until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings Inc. In addition, Mr. Gellert is an officer and director of certain SEACOR Marine subsidiaries.

Jesús Llorca – Executive Vice President and Chief Financial Officer

Mr. Llorca has been our Executive Vice President and Chief Financial Officer since April 2, 2018, and previously served as our Executive Vice President of Corporate Development since June 1, 2017. From May 2007 to May 2017, Mr. Llorca served as a Vice President of SEACOR Holdings Inc. Mr. Llorca has over 18 years of industry experience and possesses critical knowledge of the Company's operations, finances and strategies, as well as a deep understanding of its business segments.

Robert Clemons – Executive Vice President and Chief Operating Officer

Mr. Clemons has been our Executive Vice President and Chief Operating Officer since June 1, 2017. Prior to his appointment and since 2007, Mr. Clemons served as Vice President and Chief Operating Officer of SEACOR Holdings Inc.'s Americas division. Prior to 2007, Mr. Clemons was General Manager of SEACOR Holdings Inc.'s Offshore Marine Services' West Africa region. Mr. Clemons has over 15 years of industry experience and holds degrees in business and law.

Anthony Weller – Senior Vice President and Managing Director, International Division

Mr. Weller has been Senior Vice President and Managing Director of our International Division since June 1, 2017. Prior to his appointment and since 2009, Mr. Weller served as Managing Director of SEACOR Holdings Inc.'s Offshore Marine Services' International Division. Mr. Weller has over 40 years of industry experience and is a Master Mariner.

Andrew H. Everett II - Senior Vice President, General Counsel and Secretary
Mr. Everett has been our Senior Vice President, General Counsel and Secretary since January 22, 2018. Prior to his appointment, Mr. Everett was an associate in the Global Corporate Group of Milbank, Tweed, Hadley & McCloy LLP from 2008 until 2018. Mr. Everett received his J.D. from Boston College Law School and B.S. from Bentley University.

Gregory S. Rossmiller - Senior Vice President and Chief Accounting Officer
Mr. Rossmiller has been our Senior Vice President and Chief Accounting Officer since April 17, 2018. Prior to his appointment, Mr. Rossmiller was the Chief Financial Officer - North America for Applus Energy and Industry (a division of Applus Services S.A.) since June 2009. Mr. Rossmiller was Corporate Controller of Pride International from 2005 to 2009, and Controller of Nabors Drilling International Limited (a subsidiary of Nabors Industries, Ltd.) from 2000 to 2005 and Assistant Controller from 1997 to 2000. Prior to 1997, Mr. Rossmiller held audit positions with Cooper Industries and with the accounting firm of Deloitte & Touche.